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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        --------------------------------

       Date of Report (Date of earliest event reported): February 20, 2001

                            SPRINGS INDUSTRIES, INC.

               (Exact name of registrant as specified in charter)

South Carolina                      1-5315                   57-0252730

(State or other                   (Commission              (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)

205 North White Street, Fort Mill, SC                           29715
(Address of principal executive offices)                      (Zip Code)

                                 (803) 547-1500
              (Registrant's telephone number, including area code)

                                   Page 1 of 9

                       The Index to Exhibits is on Page 5


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                          TABLE OF CONTENTS TO FORM 8-K

ITEM                                                          PAGE

5.       OTHER EVENTS                                           3

7.       FINANCIAL STATEMENTS AND EXHIBITS                      3

SIGNATURES                                                      4

EXHIBIT INDEX                                                   5


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Item 5. Other Events

Springs Industries, Inc., a South Carolina corporation ("Springs" or the "Company"), hereby files a letter dated February 20, 2001, from members of the Close family and Heartland Industrial Partners, L.P., to the Company's board of directors, and two news releases dated February 20, 2001, and February 22, 2001, respectively, copies of which are attached as exhibits hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits

                  99       Additional Exhibits

                           99.1 Letter dated February 20, 2001, from members of the Close family and Heartland Industrial Partners, L.P., to the Company's board of directors.

                           99.2 News release issued by Springs Industries, Inc., on February 20, 2001.

                           99.3 News release issued by Springs Industries, Inc., on February 22, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Springs has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SPRINGS INDUSTRIES, INC.


                                 By:     /s/Jeffrey A. Atkins
                                     -------------------------------------------
                                     Jeffrey A. Atkins
                                     Executive Vice President
                                        and Chief Financial Officer

Dated: February 22, 2001


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                                  EXHIBIT INDEX

         Exhibit                                                                 Page
         -------                                                                 ----

         99       Additional Exhibits

                  99.1     Letter dated February 20, 2001, from members of the
                           Close family and Heartland Industrial Partners, L.P.,
                           to the Company's board of directors.                    6

                  99.2     News release issued by Springs Industries, Inc., on
                           February 20, 2001.                                      8

                  99.3     News release issued by Springs Industries, Inc., on
                           February 22, 2001.                                      9
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